Exhibit 99.1
FOR RELEASE:	October 25, 2007

WESTSTAR FINANCIAL SERVICES CORPORATION
REPORTS RECORD ASSETS OF $170 MILLION

ASHEVILLE, NORTH CAROLINA - Weststar Financial Services Corporation  (OTC:BB “WFSC”) reported consolidated net income of $533 thousand for the three months ended September 30, 2007 compared to $593 thousand for the comparable period in 2006 – a decrease of 10%.  On a diluted per share basis, earnings for the three-month periods of 2007 and 2006 were $.23 vs. $.26 – a decrease of 12%.  The decrease in earnings was primarily attributable to overhead associated with the addition of a new branch and to an increased provision for loan losses, which reflects strong loan growth during the period.  Asset quality demonstrated continued improvement with nonperforming loans totaling .06% of total assets.  For the nine-month period ended September 30, 2007, net income totaled $1.6 million compared to $1.4 million for the comparable period in 2006 – an increase of 8%.  On a diluted per share basis, earnings for the nine-month periods ended September 30, 2007 and 2006, respectively, were $.68 vs. $.64 – an increase of 6%.  The increase in earnings resulted from growth in net earning assets and improved asset quality.

At September 30, 2007, consolidated assets totaled $170.4 million – an 11% increase over September 30, 2006.   Asset growth was primarily realized in loans, which increased 10% to $130.0 million.  At September 30, 2007, the Company’s allowance for loan losses represented 1.51% of outstanding loans.   Deposits reflected 14% growth to $145.9 million at September 30, 2007 compared to the prior year.  Shareholders’ equity increased 18% over September 30, 2006 to $14.5 million at September 30, 2007.

Return on assets was 1.27% compared to 1.55%, and return on equity was 15.03% compared to 19.84% for the three-month periods ended September 30, 2007 and 2006, respectively.  For the nine-month periods ended September 30, 2007 and 2006, respectively, return on assets was 1.27% compared to 1.34%, and return on equity was 15.21% compared to 17.00%.

G. Gordon Greenwood, President and Chief Executive Officer, stated, “Earnings were largely attributable to sustained improvement in asset quality and a healthy demand for loans.  Our local economy continues to reflect steady growth, which has benefited all of our offices.”

Weststar Financial Services Corporation is the parent company of The Bank of Asheville.  Weststar Financial Services Corporation owns 100% interest in Weststar Financial Services Corporation I, a statutory trust, and 50% interest in Bank of Asheville Mortgage Company, LLC, a mortgage broker.  The bank operates five full-service banking offices in Buncombe County, North Carolina – Downtown Asheville, Candler, Leicester, South Asheville and Reynolds.  Bank of Asheville Mortgage Company, LLC operates four offices – Downtown Asheville, South Asheville, Hendersonville and Waynesville.

This news release contains forward-looking statements.  Such statements are subject to certain factors that may cause the company’s results to vary from those expected.  These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

* * * * *
For Further Information, please contact:	Randall C. Hall
Executive Vice President and Secretary
Chief Financial Officer
Voice (828) 232-2904; Fax (828) 350-3904
e-mail rhall@bankofasheville.com

Weststar Financial Services Corporation & Subsidiary
Selected Financial Data
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2007	2006	% change	2007	2006	% change
Consolidated earning summary:
Interest income	$3,314,963	$2,969,677	11.6%	$9,615,558	$8,018,380	19.9%
Interest expense	1,363,045	1,126,316	21.0%	3,939,856	2,963,188	33.0%
Net interest income	1,951,918	1,843,361	5.9%	5,675,702	5,055,192	12.3%
Provision for loan losses	137,395	60,750	126.2%	224,970	213,200	5.5%
Net interest income after
provision for loan losses	1,814,523	1,782,611	1.8%	5,450,732	4,841,992	12.6%
Other income	386,784	384,026	0.7%	1,131,267	939,704	20.4%
Other expenses	1,368,193	1,240,687	10.3%	4,141,710	3,549,078	16.7%
Income before taxes	833,114	925,950	-10.0%	2,440,289	2,232,618	9.3%
Income taxes	300,186	333,180	-9.9%	882,758	790,247	11.7%
Net income	$532,928	$592,770	-10.1%	$1,557,531	$1,442,371	8.0%
Earnings per share - Basic*	$0.25	$0.28	-10.7%	$0.74	$0.69	7.3%
Earnings per share - Diluted*	0.23	0.26	-11.5%	0.68	0.64	6.3%
Average Shares - Basic*	2,113,485	2,101,706	0.6%	2,109,468	2,101,706	0.4%
Average Shares - Diluted*	2,287,007	2,277,335	0.4%	2,287,968	2,271,154	0.7%
Consolidated balance sheet data:
Total Assets				$170,393,834	$153,070,037	11.3%
Total Deposits				145,911,704	127,629,905	14.3%
Loans (gross)				129,952,653	118,650,542	9.5%
Investments				27,050,604	25,711,065	5.2%
Shareholders' Equity				14,519,658	12,336,153	17.7%
Consolidated average balance sheet data:
Total Assets	$166,531,452	$151,974,619	9.6%	$163,707,504	$144,217,675	13.5%
Total Deposits	142,455,579	128,671,518	10.7%	139,180,204	121,997,553	14.1%
Loans (gross)	125,301,745	115,642,714	8.4%	125,363,750	108,052,698	16.0%
Investments	26,531,300	25,665,897	3.4%	26,499,974	26,192,887	1.2%
Shareholders' Equity	14,071,165	11,854,678	18.7%	13,695,211	11,343,726	20.7%
Consolidated performance ratios:
Return on average assets**	1.27%	1.55%		1.27%	1.34%
Return on average equity**	15.03%	19.84%		15.21%	17.00%
Capital to Assets	8.45%	7.80%		8.37%	7.87%
Consolidated asset quality data and ratios:
Nonaccruing loans				$96,968	$937,304	-89.7%
Accruing loans 90 days past due				-	-	-
Nonperforming loans				96,968	937,304	-89.7%
Foreclosed properties				87,787	136,177	-35.5%
Nonperforming assets				184,755	1,073,481	-82.8%
Allowance for loan losses				1,968,455	1,862,809	5.7%
Loans charged off				167,192	159,687	4.7%
Recoveries of loans charged off				26,597	48,920	-45.6%
Net loan charge-offs				140,595	110,767	26.9%
Net charge-offs to average loans**				0.15%	0.14%	9.4%
Nonperforming loans to total assets				0.06%	0.61%	-90.7%
Allowance coverage of nonperforming loans				2030.00%	198.74%	921.4%
Allowance for loan losses to gross loans				1.51%	1.57%	-3.5%

*Shares and per share amounts for 5-for-4 stock dividend paid in June 2007
**Annualized based on number of days in the period.

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Weststar Financial Services Corporation & Subsidiary
Supplemental Quarterly Financial Data
	Quarters Ended
	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sept 30,
	2007	2007	2007	2006	2006
Consolidated earning summary:
Interest income	$3,314,963	$3,206,796	$3,093,799	$3,102,808	$2,969,677
Interest expense	1,363,045	1,315,067	1,261,744	1,232,763	1,126,316
Net interest income	1,951,918	1,891,729	1,832,055	1,870,045	1,843,361
Provision for loan losses	137,395	69,720	17,855	71,445	60,750
Net interest income after provision for loan losses	1,814,523	1,822,009	1,814,200	1,798,600	1,782,611
Other income	386,784	394,114	350,369	472,841	384,026
Other expenses	1,368,193	1,398,247	1,375,270	1,365,649	1,240,687
Income before taxes	833,114	817,876	789,299	905,792	925,950
Income taxes	300,186	293,304	289,268	285,431	333,180
Net income	$532,928	$524,572	$500,031	$620,361	$592,770
Earnings per share - Basic*	$0.25	$0.25	$0.24	$0.30	$0.28
Earnings per share - Diluted*	0.23	0.23	0.22	0.27	0.26
Average Shares - Basic*	2,113,485	2,104,131	2,103,993	2,101,842	2,101,706
Average Shares - Diluted*	2,287,007	2,282,642	2,286,793	2,281,825	2,277,335
Consolidated balance sheet data:
Total Assets	$170,393,834	$164,412,455	$167,085,504	$157,644,462	$153,070,037
Total Deposits	145,911,704	140,915,216	143,988,696	134,871,081	127,629,905
Loans (gross)	129,952,653	123,199,519	125,721,582	122,463,720	118,650,542
Investments	27,050,604	25,777,376	27,095,590	26,241,010	25,711,065
Shareholders' Equity	14,519,658	13,681,118	13,477,355	12,972,853	12,336,153
Consolidated average balance sheet data:
Total Assets	$166,531,452	$163,905,840	$160,622,510	$159,861,014	$151,974,619
Total Deposits	142,455,579	137,448,436	137,597,472	136,218,131	128,671,518
Loans (gross)	125,301,745	127,164,672	123,606,201	120,915,750	115,642,714
Investments	26,531,300	26,733,213	26,232,122	25,597,572	25,665,897
Shareholders' Equity	14,071,165	13,752,135	13,253,343	12,626,175	11,854,678
Consolidated performance ratios:
Return on average assets**	1.27%	1.28%	1.26%	1.54%	1.55%
Return on average equity**	15.03%	15.30%	15.30%	19.49%	19.84%
Capital to Assets	8.45%	8.39%	8.25%	7.90%	7.80%
Consolidated asset quality data and ratios:
Nonaccruing loans	$96,968	$326,865	$780,484	$975,190	$937,304
Accruing loans 90 days past due	-	1,000	-	-	-
Nonperforming loans	96,968	327,865	780,484	975,190	937,304
Foreclosed properties	87,787	574,633	103,000	106,000	136,177
Nonperforming assets	184,755	902,498	883,484	1,081,190	1,073,481
Allowance for loan losses	1,968,455	1,929,498	1,888,059	1,884,080	1,862,809
Loans charged off	108,174	38,846	20,172	58,768	42,601
Recoveries of loans charged off	9,735	10,567	6,295	8,593	14,548
Net loan charge-offs	98,439	28,279	13,877	50,175	28,053
Net charge-offs to average loans**	0.31%	0.09%	0.05%	0.16%	0.10%
Nonperforming loans to total assets	0.06%	0.20%	0.47%	0.62%	0.61%
Allowance coverage of nonperforming loans	2030.00%	588.50%	241.91%	193.20%	198.74%
Allowance for loan losses to gross loans	1.51%	1.57%	1.50%	1.54%	1.57%

*Shares and per share amounts for 5-for-4 stock dividend paid in June 2007
** Annualized based on number of days in the period.

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